Consolidated Statement of Cash Flows	12 Months Ended
Dec. 31, 2017
Consolidated Statement of Cash Flows
Consolidated Statement of Cash Flows

3.Consolidated Statement of Cash Flows

The changes in operating assets and liabilities as shown in the Consolidated Statement of Cash Flows are comprised of:

	Year Ended December 31,
(in thousands)	2017	2016	2015
(Increase) decrease in:
Accounts and notes receivable, net	$162,655	$(337,775)	$190,141
Contract work in progress	140,556	(72,419)	80,742
Other current assets	(138,638)	19,311	(20,861)
Other assets	(3,944)	250,332	(54,726)
Increase (decrease) in:
Trade accounts payable	(137,441)	200,480	(57,317)
Advance billings on contracts	60,808	43,985	243,996
Accrued liabilities	(65,207)	40,088	(38,529)
Other liabilities	(30,688)	(8,609)	(39,550)

Increase (decrease) in cash due to changes in operating assets and liabilities	$(11,899)	$135,393	$303,896

Cash paid during the year for:
Interest	$61,560	$72,057	$40,585
Income taxes (net of refunds)	175,045	164,836	249,921